Exhibit 32

Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

18 U.S.C. Section 1350

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

The undersigned, Charles F. Call and Nikhil A. Mehta, in their capacities as Chief Executive Officer and Chief Financial Officer, respectively, of Clean Diesel Technologies, Inc. (the “Registrant”) do each hereby certify with respect to the Quarterly Report on Form 10-Q of the Registrant for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in this Report.

Date: November 10, 2011	/s/ Charles F. Call
Charles F. Call
Chief Executive Officer and Director

Date: November 10, 2011	/s/ Nikhil A. Mehta
Nikhil A. Mehta
Chief Financial Officer and Treasurer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being “filed” as part of the Form 10-Q or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that this Exhibit 32 is expressly and specifically incorporated by reference in any such filing.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.